Fees Summary	Nov. 03, 2025 USD ($)
Fees Summary [Line Items]
Total Fee Amount	$ 9,885.63
Total Transaction Valuation	71,583,139.00
Total Offset Amount	0.00
Net Fee	$ 9,885.63